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Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)



In connection with the Annual Report of Celadon Group, Inc., a Delaware corporation (the "Company"), on Form 10-K for the year ending June 30, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Stephen Russell, Chairman of the Board, President, and Chief Executive Officer of the Company, certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that to my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                             /s/ Stephen Russell
                                             -------------------
                                                 Stephen Russell
                               Chairman of the Board and Chief Executive Officer


September 30, 2002